UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2007

SES SOLAR INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49891	33-0860242
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

129 Route de Saint Julien, Plan-les-Ouates, Geneva, Switzerland
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +41-22-884-1484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 2, 2007, SES Société d’Energie Solaire S.A. (the “SES SA”), the wholly owned subsidiary of SES Solar Inc., commenced construction of a new manufacturing facility in Plan-les-Ouates, Geneva, Switzerland. The new facility is intended to produce solar panels or modules and solar tiles and it is anticipated that the new manufacturing facility will be completed before December 31, 2007. The new facility is intended to be 6,400 sqm, with a possible extension of 3,200 sqm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2007	SES SOLAR INC.

	By:	/s/ Sandrine Crisafulli

Sandrine Crisafulli Chief Financial Officer and Chief Operating Officer